THE ALKALINE WATER CO™

INVESTOR PRESENTATION

March, 2019


Alkaline88
WATER
MINERALS

NASDAQ:WTER | TSX.V:WTER

Cautionary Note Regarding Forward-Looking Statement and Health Claims

This presentation contains forward-looking statements relating The Alkaline Water Company Inc. (the "Company"). Statements in this presentation that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the statements regarding: that the Company is positioned for accelerated growth and is well positioned to leverage the strength of its business model, reputation for quality, and sustainable products to gain significant share in its market; that expansion of marketing efforts and diversification into other classes of retail presents significant opportunity; the Company's plans to expand beyond word of mouth marketing and capitalize on healthy lifestyle and sustainability rends; the expansion of sales channels and distribution, including continuing the Company's national expansion with major retail chains, adding new classes of trade, and broadening co-packing relationships; the Company's plans to enter new markets/categories, including its "A88 infused" expansion into the flavored and hemp-infused beverage categories; and the Company's plans to build shareholder value through top-line revenue growth, market share, and first-to-market product launches; the Company's expectation that upcoming investment in new marketing will reach untapped consumers; that the recent addition of e-commerce channels (Walmart and Amazon) and upcoming international expansion offer new opportunities to boost sales; that A88 Infused will bring new product development to the Alkaline 88 brand; that the Company is poised to capitalize on the hemp-based product market;"; and the estimates of future growth in the hemp-based product market. The assumptions supporting these forward-looking statements include, among others, that the demand for the Company's products will continue to significantly grow; that the past production capacity of the Company's co-packing facilities can be maintained or increased; that there will be increased production capacity through implementation of new production facilities, new co-packers and new technology; that there will be an increase in number of products available for sale to retailers and consumers; that there will be an expansion in geographical areas by national retailers carrying the Company's products; that there will be an expansion into new national and regional grocery retailers; that there will not be interruptions on production of the Company's products; that there will not be a recall of products due to unintended contamination or other adverse events relating to the Company's products; and that the Company will be able to obtain additional capital to meet the Company's growing demand and satisfy the capital expenditure requirements needed to increase production and support sales activity. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, governmental regulations being implemented regarding the production and sale of alkaline water or any other products, including products containing hemp; the fact that consumers may not embrace and purchase any of the Company's infused water products; the fact that the Company may not be permitted by the FDA or other regulatory authority to market or sell any of its hemp-infused products; additional competitors selling alkaline water and enhanced water products in bulk containers reducing the Company's sales; the fact that the Company does not own or operate any of its production facilities and that co-packers may not renew current agreements and/or not satisfy increased production quotas; that fact that the Company has a limited number of suppliers of its unique bulk bottles; the potential for supply chain interruption due to factors beyond the Company's control; the fact that there may be a recall of products due to unintended contamination; the inherent uncertainties associated with operating as an early stage company; changes in customer demand and the fact consumers may not embrace enhanced water products as expected or at all; the extent to which the Company is successful in gaining new long-term relationships with new retailers and retaining existing relationships with retailers; the Company's ability to raise the additional funding that it will need to continue to pursue its business planned capital expansion and sales activity; and competition in the industry in which the Company operates and market conditions.

These forward-looking statements are made as of the date of this presentation, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law, including the securities laws [illegible] United States and Canada. Although the Company believes that any beliefs, plans, expectations and intentions contained in this presentation are reasonable, there can be no assurance that [illegible] beliefs, plans, expectations or intentions will prove to be accurate. Readers should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined [illegible] reports and other documents the Company files with the SEC, available at www.sec.gov, and on the SEDAR, available at www.sedar.com, including in the Company's current report on F[illegible] filed with the SE[illegible].

The Company has not conducted any clinical studies regarding the health benefits of alkaline water and accordingly makes no cla[illegible] the benefits of alkaline water.

ALKALINE WATER CO

NATIONWIDE BRAND PENETRATION ACHIEVED

Poised for U.S./International Category Expansion


8.8pH
Alkaline88
WATER
HIMALAYAN MINERALS

Walmart
Kroger
SAFEWAY
Albertsons
CVS

The Alkaline Water Company Inc.'s flagship brand Alkaline88® is available in all 50 states and the District of Columbia.

OUR RETAIL CLIENTS


Alkaline88
WATER

A TREND LEADER

The Alkaline Water Company's business model positions us to be a leader in the alkaline water trend

BRAND AND TECHNOLOGY

Alkaline88® is one of the most easily identifiable trademarks in the category, with one of the cleanest labels on the market, based on technology that does not use manmade/harmful chemicals.

UNIQUE VALUE PROPOSITION

Bulk sizes appeal to retailers for economies of scale and efficient use of shelf space, and consumers appreciate reduced plastic use, great taste, and clean label.

DISTRIBUTION MODEL

Direct-to-warehouse model plus water that can be sourced at or near our co-packing plants means we have a low-cost competitive advantage.


Alkaline88

THE POWER OF THE BRAND

The Alkaline Water Company has trademarked its distinctive "Alkaline88®" brand, clearly announcing its status as a premium alkaline water

The Alkaline Water Company has added-value within the sector by incorporating the word "alkaline" in the company's Alkaline88® trademark.

LEVERAGING STRONG BRAND IDENTITY

BRAND EVOLUTION

New, clean look focuses on attractive brand attributes of natural ingredients with Pink Himalayan Rock Salt, and alkaline at 8.8+pH

PRODUCT AND CATEGORY EXTENSION

Expansion of product line into single-serve bottles, as well as the planned addition of new categories such as flavored and hemp extract-infused alkaline waters, subject to compliance with all applicable laws, are a natural next step that we believe aligns well with the value proposition of the brand

INVESTMENT IN MARKETING

To date Alkaline88® has relied primarily on word-of-mouth marketing. Planned investment in new marketing is expected to reach untapped consumers

EXPANSION OF MARKETS AND CHANNELS

Recent addition of e-commerce channels (Walmart and Amazon), new classes of trade (drug store such as CVS) and planned international expansion offer new opportunities to boost sales


≥8.8pH
Alkaline88
WATER
HIMALAYAN MINERALS

Our new look in the single serving family is rolling out across the U.S.

INNOVATION IN PREMIUM WATER

WHAT WE DO BETTER

We believe our success is built on a deep understanding of consumer needs: the desire for healthy, great tasting beverages with a clean label. Leveraging our proprietary technology, we created an 8.8+pH alkaline water that hydrates and has a smooth taste profile – all without the use of any manmade chemicals, just Pink Himalayan Rock Salt.

We believe that Alkaline88's® integrity and sustainability, along with its commitment to innovation and anticipation of trends, makes for a brand that consumers and retailers can trust and appreciate.



Alkaline88
WATER
HIMALAYAN

PROPRIETARY TECHNOLOGY

The Alkaline Water Company's proprietary electrolysis process
Enhances its product with Pink Himalayan Rock Salt, Producing an 8.8+pH alkaline water

- The Alkaline Water Company's proprietary technology produces alkaline water at 8.8+pH.
- This Electrochemically Activated Water (ECA) system creates Alakline88® without the use of any manmade chemicals.
- This technology is scalable and transferable.
- The Alkaline Water Company's technology provides for consistent product quality even at large production quantities.
- Recent enhancements to the technology have significantly increased prior capacity.
- With this technology and its current co-packers The Alkaline Water Company can produce enough Alkaline88® to support up to $100 million in wholesale production assuming current product pricing.
- The electrolysis process through which our product is produced is proprietary to us and, while the process is not patented, we seek to protect the process through the maintenance of trade secrets and know-how

Source: Company FY 2019 estimate of $100 million annual capacity



RO Storage Tanks
Electrolysis Unit
ALKALINE WATER CO
Alkaline Storage Tanks
UV
5 Micron Filter
Ozone Injection
Clean Room Bottling Line

THE ALKALINE WATER CO

BROKER NETWORK


88
88
88
88

NATIONWIDE BROKER NETWORK

- E.A. Berg
- Impact Group
- Advantage Solutions
- CA Fortune
- Archpoint Group
- Carlin Group

CO-PACKING FACILITIES


CA
Bottling
Sacramento, CA
Western Group
Packing
Las Vegas, NV
Chameleon
Beverage
Commerce, CA
UNIX
Los Angeles, CA
White water
Phoenix, AZ
C-Force
Navasota, TX
Nantze Springs
Arlington, GA
Grand Springs
Alton, VA
88

STRATEGICALLY PLACED CO-PACKERS

The company now has eight co -packers nationwide that have up to a combined $100 million of production capabilities and are located within 600 miles of 95 percent of the US population.

"A88 INFUSED" IS OUR INCUBATOR FOR NEW MARKETS AND SEGMENTS

A88 Infused Beverage Division, Inc. (A88 Infused), is a wholly-owned subsidiary of The Alkaline Water Company that acts as an incubator for new ideas and technologies that will bring new product development to the Alkaline88® brand.



Alkaline88
WATER
soothe
HEMP WATER
Sparkling HEMP WATER

We believe that we are poised to capitalize on the passage of the Agriculture Improvement Act of 2018 (Farm Bill), which removed hemp from the federal Controlled Substances Act, by introducing hemp extract-infused beverages.

As A88 Infused grows with its consumers, we will strive to provide value added products that fill a consumer need, while remaining within our core competencies. We expect to meet this need by creating a new line of hemp extract-infused waters; subject to appropriate legal and regulatory guidance and/or approval.

NEW STRATEGIC RELATIONSHIPS

- Archpoint has been engaged to give the new hemp-infused water brand and our flagship product, Alkaline88 a look and feel that captures the lifestyle and 'clean beverage promise' that consumers want
- Water Source One's manufacturing capability is expected to support the growing demand for our products and enable us to scale production and distribution as the Alkaline88® brand continues to expand
- E.A. Berg is expected to kick-off our first major foray into the convenience store market by expanding our distribution capabilities to sell into more than 13,000 C-stores across the U.S.

A88 INFUSED ALKALINE WATERS

Introducing The New Infused Product Line


Alkaline88 soothe
Flavored Sparkling Hemp Water:
• Five great flavors to choose from
• 12oz can
• Sparkling formula
• Popular sleek can
• Sparkling is one of the fastest growing categories at retail
• 5 grams of industrial hemp extract*
Alkaline88 soothe
Flavored Hemp Water:
• Five great flavors to choose from
• 16.9oz PET bottles
• 5 grams of industrial hemp extract*
Alkaline88
soothe
Sparkling
HEMP WATER
RASPBERRY
Himalayan Minerals
Alkaline88
soothe
HEMP WATER
LEMON LIME
Himalayan Minerals
ALL-NATURAL


Alkaline88
Flavor Infused Water:
• All natural
• Zero calories
• Zero sugar
• Zero fat
• Low sodium
• Five great flavors to choose from.
Alkaline88
FLAVOR-INFUSED
WATER
LEMON
16.9oz • 0.53qt • 500mL
Alkaline88
FLAVOR-INFUSED
WATER
RASPBERRY
16.9oz • 0.53qt • 500mL

*These products are not currently being produced, distributed or sold. The production of Soothe™ products is contingent on U.S. Food and Drug Administration (FDA) and state laws, regulations, and guidance.

WE BELIVE THE HEMP-BASED MARKET IS POISED TO LAUNCH

U.S Hemp-Based Product Sales, 2014-2022e



$800
$700
$600
$500
$400
$300
$200
$100
$0
80%
70%
60%
50%
40%
30%
20%
10%
0%
$49
$86
$129
$190
$264
$352
$450
$548
$646
2014
2015
2016
2017
2016
2019e
2020e
2021e
2022e

Source: Hemp Business Journal estimates ($ mil., consumer sales).

Sales



soothe
Sparkling HEMP WATER
HEMP WATER

*These products are not currently being produced, distributed or sold. The production of Soothe™ products is contingent on U.S. Food and Drug Administration (FDA) and state laws, regulations, and guidance.

FINANCIALS – REVENUE GROWTH

The Company is executing on a disciplined growth strategy



Revenue (in $Millions)
$25.0
$20.0
$15.0
$10.0
$5.0
$-
Fiscal Year Ending
March 31 2018
140% CAGR
$0.6
$3.7
$7.1
$12.7
$19.8
FYE 2014
FYE 2015
FYE 2016
FYE 2017
FYE 2018
Revenue (in $Millions)

WE BELIEVE GREAT TASTING WATER IN BULK SIZES CAN DRIVE A BILLION-DOLLAR CATEGORY

As of December 31, 2018

Common stock, Class A - $0.001 par value, 200,000,000 shares authorized

Common Shares issued and outstanding	34,093,011
Options	2,327,900
Warrants	6,902,785
Convertible Preferred Shares	5,300,000
Total	48,623,696

FINANCIALS - BALANCE SHEET


≥8.8pH
PURIFIED WATER ENHANCED WITH
MINERALS & ELECTROLYTES
ADDED FOR TASTE
Alkaline88
WATER
HIMALAYAN MINERALS
3.78 LITER (128oz) 1 GALLON
≥8.8pH
PURIFIED WATER ENHANCED WITH
MINERALS & ELECTROLYTES
ADDED FOR TASTE
Alkaline88
WATER
HIMALAYAN MINERALS

Select Balance Sheet Items

US Dollars in millions

(12/31/2018 unaudited)

	Dec. 31, 2018	Mar. 31, 2018
Cash and cash equivalents	$3.1	$1.0
Accounts receivable	$2.1	$2.6
Inventory	$1.7	$1.0
Prepaid expenses	$0.2	$0.3
Total current assets	$7.0	$4.9
Fixed assets - net	$2.0	$1.2
Total assets	$9.0	$6.1
Accounts payable	$2.3	$2.1
Revolving financing	$2.7	$2.6
Total liabilities	$5.7	$5.6
Total stockholders' equity	$3.3	$0.5

A BEVERAGE THAT IS HERE TO STAY

Despite the introduction of countless innovative beverages into the market, we believe water's position remains strong

According to Nielson Data, Alkaline88® was ranked the 10th largest water in the enhanced (value-added) water segment in dollar sales in the U.S., and in the U.S. XAOC channel, Alkaline88® sales grew 94.9% from last year. We are now the third fastest growing alkaline water brand among the top 20 brands in the U.S. XAOC channel, and outperformed the enhanced (value-added) water segment in the U.S. XAOC channel by 7.8 times their reported segment growth rate of 12.1%.



8.8pH
Alkaline88
WATER

2017 VOLUME SHARE OF MARKET BY U.S. BEVERAGE SEGMENT (BILLIONS OF GALLONS)



Wine 1.6%
Spirits 1%
Beer/Cider 11.5%
Carbonated Soft Drinks 22.3%
Milk 10.0%
Tea 6.7%
Bottled Water 23.9%
Coffee 12.5%
Energy Drinks 1.2%
Value-Added Water 1.1%
Sports Drinks 2.8%
Fruit Beverages 5.4%

Source: Beverage Marketing Corporation

MANAGEMENT TEAM

RICHARD WRIGHT

PRESIDENT AND CEO

Mr. Wright is a founder of The Alkaline Water Company Inc. and responsible for its rapid growth. He is a former Regional Director of Tax and Financial Planning with one of the "Big Four" accounting firms. He brings over 40 years of experience as a CFO, CPA, and entrepreneur. Mr. Wright has extensive knowledge of finance, with a strong emphasis on closely held companies, M&A, transaction planning and international operations and has participated in over 100 mergers and acquisitions.

DAVID GUARINO

CFO, SECRETARY, TREASURER

Mr. Guarino currently holds a bachelor of science in accounting and a masters of accountancy from the University of Denver. From 2008 to 2013, Mr. Guarino was President and a Director of Kahala Corp, a worldwide franchisor of multiple quick service restaurant brands with locations in 49 states and over 25 countries. From 2014 to 2015, Mr. Guarino was President of HTI International Holdings, Inc., a technology company focused on forward osmosis water filtration technology.

FRANK CHESSMAN

DIRECTOR OF NATIONAL SALES

Mr. Chessman is a graduate of the University of Southern California's Marshall School of Business, and spent 25 years with Ralph's Grocery, Kroger's largest division. He is a former COO at Nationwide Beverage Bottling Corp. At Ralph's, Frank was VP of Advertising & Marketing and went on to spend 14 years at Simon Marketing at EVP. He has over 10 years of beverage manufacturing experience. He is also the former EVP and General Manager of Aspen Marketing.

AARON KEAY

CHAIRMAN

Mr. Keay has been a successful investor, entrepreneur and financier to multiple small cap and startup companies over the last decade. His experience ranges across multiple sectors in mining, biotech, health and wellness, tech and Cannabis where he has invested and raised over $500M dollars with and for these companies. During his time with these companies he has served as an advisor, board member and in some cases senior management.

BRIAN SUDANO

DIRECTOR

Brian Sudano is Managing Partner of Beverage Marketing Corporation and BMC Strategic Associates. Mr. Sudano's experience covers nearly the entire beverage industry, from energy drinks to wine, with special expertise in beverage alcohol by virtue of varied industry experience and broad range of projects. Mr. Sudano manages several major clients, providing on-going strategic and market advise, while leading projects in strategic planning, market entry analysis and planning, sales/distribution, business modeling, brand repositioning and international opportunity assessment. He has spoken at many beverage industry events, and is a contributing editor at Beverage World magazine.


Alkaline88
WATER

KEY TAKEAWAYS

1 THE CONSUMER TREND

Growing trend for healthier choices and sustainable bulk packaging driving consumer demand for functional premium water

2 FIRM BRAND AND MARKET POSITIONING

The Alkaline88® brand has established a leading position in the consumer-driven market trend to alkaline water. The brand is currently one of the fastest growing premium bulk water brands in the U.S. in both terms of percentage sales growth and revenue.

3 PROPRIETARY TECHNOLOGY

Alkaline88® water is produced with The Alkaline Water Company's proprietary ECA technology for an optimal 8.8+ pH balance.

4 DISTRIBUTION MODEL

Direct-to-warehouse model plus water that can be sourced at or near our co-packing plants gives Alkaline88® a low-cost competitive advantage. Poised to expand internationally and into new classes of trade.

5 CATEGORY AND MARKET EXPANSION

Through A88 Infused Beverage Division, Inc., exploring near-term category expansion into flavored and hemp extract-infused products subject to compliance with all applicable laws, leveraging the power of the Alkaline88® brand.

6 TRACK RECORD OF SUCCESS

Over the last 5 years Alkaline88's® revenue growth has experience a CAGR of 140%.

> "We're confident in our ability to significantly increase our sales growth and provide for another record year in 2019."
>
> – Ricky Wright, President & CEO


Alkaline88
WATER
Alkaline88
WATER
HIMALAYAN MINERALS
Alkaline88
WATER

QUESTIONS?

THE ALKALINE WATER CO